Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events

18. Subsequent events

In February 2015, the Group granted options to purchase up to 201,600 Class A ordinary shares with exercise price of US$18.68 per share and 392,308 restricted share units to its employees under the 2013 Share Incentive Plan.

In February and April 2015, 58 Daojia Inc., or 58 Daojia, a subsidiary of the Group, adopted a share incentive plan and granted option to purchase an aggregate of 10,651,000 shares of 58 Daojia and 9,100,000 restricted shares of 58 Daojia to its employees and the employees of certain other subsidiaries and affiliated companies of the Group.

In February 2015, the Group entered into a Share Purchase Agreement to acquire all of the equity of a company with a total cash consideration of approximately US$22,793. The acquiree is engaged in the provision of online and offline driving training, driving examination preparation and driving practice services. The acquisition was completed in April 2015.

In February 2015, the Group entered into a Share Purchase Agreement to acquire all of the equity of Anjuke Inc. (“Anjuke”), a major online real estate listing platform in China. The deal will be settled by issuance of approximately 5,087,585 new ordinary shares of the Company and US$160,171 in cash. This transaction allows the Group and Anjuke to create a more efficient secondary and rental real estate platform by combining the Group's housing content category with Anjuke's platform and also to expand into the primary housing services. The acquisition was closed on March 2, 2015.

The above two 100% equity interest acquisitions are accounted for as a business combination. The Group will make estimates and judgments in determining the fair value of acquired assets and liabilities, based on management's experiences with similar assets and liabilities with the assistance from an independent valuation firm. Through April 29, 2015, the date on which the financial statements were issued, the valuation reports for these two acquisitions are not finished and the initial accountings for the business combination were incomplete.

In March 2015, the Group acquired a minority stake in To8to, a major online interior decoration service platform in China at a total cash consideration of approximately US$33,722. The deal was closed in March 2015.

In April 2015, the Group acquired a non-controlling strategic stake in Falcon View Technology Limited (“Ganji”), one of China's leading online local services marketplaces, for a combination of share consideration and cash, including 34,039,136 newly issued ordinary shares of the Company and US$412,237 in cash. Concurrently, Tencent purchased 15,384,616 newly issued ordinary shares from the Company at a purchase price of US$26.00 per share, or a total cash consideration of approximately US$400,000. Both of the transactions were closed in April 2015.

Wanglin, which has been qualified as a HNTE under the EIT Law, and is entitled to a preferential tax rate of 15% in 2014, obtained its qualification of “software enterprises” in July 2014. In April 2015, Wanglin submitted the application for preferential tax treatment for “software enterprises” and was granted by local tax authority a two-year EIT exemption and followed by a three year 50% EIT reduction on its taxable income, effective retroactively from January 1, 2014. Wanglin had paid approximately US$1,194 income tax in 2014 and will apply for refund in 2015.

In April 2015, the Compensation Committee of the Group approved the grant of options to purchase an aggregate of 7,000 Class A ordinary shares of the Company and 432,000 restricted share units to management and employees of the Group under the 2013 Plan.

In April 2015, the Board of Directors of the Group approved the increase of the option pool size of 2013 Plan by 7,000,000 ordinary shares, which are reserved for future share-based awards.